FOR IMMEDIATE RELEASE
                                                  Contact: Mr. Edward J. Geletka
                                                               President and CEO
                                                                  (856) 205-0058


                            COLONIAL BANKSHARES, INC.
                   REVISES FOURTH QUARTER AND YEAR END RESULTS


     Vineland,  New Jersey, March 5, 2008 - Colonial  Bankshares,  Inc. (NASDAQ:
COBK) (the "Company") the mid-tier stock holding company for Colonial Bank, FSB (the "Bank") announced today that it has revised its results for the quarter and year ended December 31, 2007. This revision has resulted from the reclassification of unrealized losses on a mutual fund in its investment security portfolio that has subsequently been identified as other than temporarily impaired. The Company has determined to take a non-cash after-tax charge to earnings of $196 thousand, or $.05 per basic and diluted share. As a result, net income for the quarter ended December 31, 2007 is $230 thousand, or $.05 per basic and diluted share compared to net income of $426 thousand or $.10 per basic and diluted share as previously reported in the Company's press release dated February 5, 2008. Also, net income for the year ended December 31, 2007 is $1.2 million or $.29 per basic and diluted share compared to net income of $1.4 million or $.33 per basic and diluted share as previously reported in the Company's press release dated February 5, 2008.

     The Company does not believe this impairment is related to credit quality but rather to the widening of spreads in the bond market for mortgage related securities. This widening of spreads has negatively impacted the market value of the securities in the fund and thus the net asset value of the fund itself. While the underlying securities in the fund continue to carry investment grades and acceptable market yields, current accounting rules and related SEC guidance resulted in our determination that the impairment was other-than-temporary.

     Colonial Bankshares, Inc. is the mid-tier stock holding company for Colonial Bank, FSB. Colonial Bank, FSB is a federally chartered savings bank which was originally chartered in 1913. Colonial Bank conducts business from its headquarters and main office in Vineland, New Jersey as well as six offices located in Cumberland and Gloucester Counties in Southern New Jersey and its operating subsidiary, CB Delaware Investments, Inc.

     Statements contained in this news release, which are not historical facts, contain forward-looking statements as that term is defined in the Private Securities Litigation Reform Act of 1995. Such forward-looking statements are subject to risk and uncertainties, which could cause actual results to differ materially from those currently anticipated due to a number of factors, which include, but are not limited to, factors discussed in documents filed by the Company with the Securities and Exchange Commission from time to time.

Selected Income Statement Data (Unaudited)
(Dollars in thousands except per share data)

                                                        For the Three Months            For the Year Ended
                                                         Ended December 31,                December 31,
                                                     ---------------------------    ----------------------------
                                                        2007           2006            2007            2006
                                                     -----------    ------------    ------------    ------------
  Interest income                                        $6,219          $5,078         $23,045         $18,509
  Interest expense                                        3,940           2,994          14,432          10,208
                                                     -----------    ------------    ------------    ------------
  Net interest income                                     2,279           2,084           8,613           8,301
  Provision for loan losses                                   -              59              84             179
                                                     -----------    ------------    ------------    ------------
  Net interest income after provision for loan losses     2,279           2,025           8,529           8,122
  Non-interest income                                       252             285           1,114           1,043
  Non-interest expense                                    2,313           1,902           8,866           7,430
                                                     -----------    ------------    ------------    ------------
  Income before taxes                                       218             408             777           1,735
  Income tax expense                                       (12)            (60)           (454)             124
                                                     -----------    ------------    ------------    ------------
  Net income                                               $230            $468          $1,231          $1,611
                                                     ===========    ============    ============    ============

  Earnings per share - basic                              $0.05           $0.11           $0.29           $0.37
  Earnings per share - diluted                            $0.05           $0.11           $0.29           $0.37
  Weighted average shares outstanding -  basic (1)    4,290,005       4,391,827       4,289,911       4,373,183
  Weighted average shares outstanding - diluted (2)   4,302,963       4,407,420       4,313,045       4,388,776

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
Performance Ratios (Unaudited)


                                                              For the Three Months           For the Year Ended
                                                                 Ended December 31,               December 31,
                                                            ---------------------------    --------------------------
                                                                2007           2006            2007           2006
                                                            -----------    ------------    -----------    -----------
  Return on average assets  (3)                                   0.21%           0.49%          0.29%          0.45%
  Return on average equity  (3)                                   2.42%           5.16%          3.33%          4.49%
  Net interest margin on average interest earning assets (3)      2.20%           2.37%          2.20%          2.47%


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

Selected Balance Sheet Data
(Dollars in thousands except per share data)

                                                  At December 31,    At December 31,
                                                      2007                2006
                                                -----------------   -----------------
                                                  (Unaudited)           (Audited)
           Assets                                       $457,860            $383,597
           Cash and cash equivalents                      15,978              13,257
           Investment securities                         180,762             155,647
           Net loans receivable                          241,040             198,519
           Deposits                                      371,382             337,254
           Short-term and long-term borrowings            45,939               8,324
           Total stockholders' equity                     39,028              36,663
           Book value per share (4)                         8.63                8.11
           Stockholders' equity to total assets            8.52%               9.56%


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Asset Quality
(Dollars in thousands)
                                                 At December 31,      At December 31,
                                                      2007                2006
                                                -----------------   -----------------
                                                  (Unaudited)           (Audited)
           Non-performing assets (5)                      $1,166                $233
           Allowance for loan losses                       1,392               1,373
           Non-performing assets to total assets           0.25%               0.06%
           Allowance for losses to total loans             0.57%               0.69%

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

(1) Shares outstanding do not include unreleased ESOP shares and treasury shares for the purpose of the weighted average shares outstanding-basic calculation.
(2) Shares outstanding do not include unreleased ESOP shares and treasury shares but does include the common share equivalents of stock options and stock awards for the purpose of the weighted average shares outstanding-diluted calculation.
(3)           Annualized for the three month periods.
(4)           Total stockholders' equity divided by shares issued of 4,521,696.
(5) Non-performing assets include non-accrual loans and real estate owned.